UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 21, 2006
(Date of earliest event reported)



                    Morgan Stanley Capital I Trust 2006-IQ12
                    ----------------------------------------
                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                        LaSalle Bank National Association
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                           Morgan Stanley Capital Inc.
                           ---------------------------
               (Exact name of sponsor as specified in its charter)



                    Prudential Mortgage Capital Funding, LLC
                    ----------------------------------------
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                      333-130684-04                     13-3291626
(State or other              (Commission File No.)              (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


          1585 Broadway, New York, New York                        10036
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code  (212) 761-4000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.       Description
---------------   -----------


(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of December 21, 2006, relating to validity and tax matters.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date:       December 21, 2006



                                   By: /S/
                                       -----------------------------------------
                                       Name:  Anthony Sfarra
                                       Title: Executive Director

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

8.1             Opinion of Cadwalader, Wickersham & Taft        E
                LLP, dated as of December 21, 2006,
                relating to validity and tax matters.

                                   Exhibit 8.1

  Opinion of Cadwalader, Wickersham & Taft LLP, dated as of December 21, 2006, relating to validity and tax matters

                                  See attached